NEUBERGER & BERMAN EQUITY TRUST
                        Neuberger & Berman Guardian Trust
                        Supplement dated April 1, 1997 to
           Statement of Additional Information dated December 6, 1996

                             INVESTMENT INFORMATION

The section regarding the investment program and managers of the Portfolio (pages 5-6) is revised to read as follows:

THE PORTFOLIO

               The Portfolio subscribes to the same stock-picking philosophy followed since 1950, when Roy R. Neuberger founded the predecessor of Neuberger & Berman GUARDIAN Fund, which, like the Fund, invests all of its net investable assets in the Portfolio.

               It's no great trick for a mutual fund to make money when the market is rising. The tide that lifts stock values will carry most funds along. The true test of management is its ability to make money even when the market is flat or declining. By that measure, the Fund, Neuberger & Berman GUARDIAN Fund and its predecessor have served shareholders well and have paid a dividend every quarter and a capital gain distribution EVERY YEAR since 1950. Of course, this past record does not necessarily predict the Fund's future practices.

               The portfolio co-managers place a high premium on being knowledgeable about the companies whose stocks they buy. That knowledge is important, because sometimes it takes courage to buy stocks that the rest of the market has forsaken. The Portfolio is usually early in and early out. The managers would rather buy an undervalued stock because they expect it to become fairly valued than buy one fairly valued and hope it becomes overvalued. The managers like a stock "under a rock" or with a cloud over it; they believe an investor is not going to get great companies at great valuations when the market perception is great.

               Investors who switch around a lot are not going to benefit from the Portfolio's approach. They're following the market -- the Portfolio is looking at fundamentals.